UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 15, 2013

COFFEE HOLDING CO., INC.
(Exact name of registrant as specified in its charter)

Nevada	001-32491	11-2238111
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3475 Victory Boulevard, Staten Island, New York	10314
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (718) 832-0800

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On March 15, 2013, Coffee Holding Co., Inc. (the “Company” or “Coffee Holding”) issued a press release disclosing certain information regarding its results of operations for the three months ended January 31, 2013.  A copy of the press release is furnished under Item 2.02 as Exhibit 99.1.

The information included in this Item 2.02, and Exhibit 99.1 to this Current Report on Form 8-K, shall not be deemed “filed” for the purposes of or otherwise subject to the liabilities under Section 18 of the Securities Exchange Act of 1934 as amended (the “Exchange Act”).  Unless expressly incorporated into a filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act made after the date hereof, the information contained in this Item 2.02 and Exhibit 99.1 hereto shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 8.01.	Other Events.

Andrew Gordon, President and Chief Executive Officer of the Company intends to amend the term, among other things, of his previously disclosed trading plan (currently scheduled to expire at the end of March 2013 (the "original trading plan")) during the Company’s next open trading window, in accordance with the guidelines specified by Rule 10b5-1 under the Exchange Act and the Company’s trading policies.  The trading plan is part of Mr. Gordon’s individual long-term asset diversification and tax and financial planning strategies.

As of March 14, 2013, Mr. Gordon beneficially owned approximately 394,392 shares of the Company’s common stock, which represented approximately 6.2% of the Company’s outstanding common stock.  Under the terms of his amended trading plan, Mr. Gordon could sell up to 190,011 of his shares of the Company’s common stock, but only if the stock meets the minimum price threshold as specified in the trading plan. As of the date hereof, all of the shares beneficially owned by Mr. Gordon remain subject to the original trading plan and trading may continue under the original trading plan until the amended trading plan is effective.

The foregoing summary is not intended to be a comprehensive description of the terms of the trading plan.  The trading plan is intended to comply with the Company’s Insider Trading Policy and with the provisions of Rule 10b5-1. Any transactions under the trading plan will be disclosed publicly through Form 4 and, if applicable, Form 144 filings with the Securities and Exchange Commission.  Except as may be required by law, the Company does not undertake to report on specific plans by the Company’s other officers or directors, or modifications, transactions or other activities under the trading plan of Mr. Gordon.

Item 9.01.	Financial Statements and Exhibits.

(d) The following exhibit is furnished with this report:

Exhibit No.	Description
99.1	Press release, dated March 15, 2013, issued by Coffee Holding entitled “Coffee Holding Co., Inc. Reports Results for the Three Months Ended January 31, 2013”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COFFEE HOLDING CO., INC.

Dated: March 15, 2013	By:	/s/ Andrew Gordon
Name: Andrew Gordon
Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release, dated March 15, 2013, issued by Coffee Holding entitled “Coffee Holding Co., Inc. Reports Results for the Three Months Ended January 31, 2013”